SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 4, 2002
(Date of earliest event reported)

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-02287 (Commission File Number)	95-1906306 (I.R.S. Employer Identification Number)

2300 Orchard Parkway, San Jose, CA (Address of principal executive offices)	95131-1017 (Zip Code)

(408) 233-0910

(Registrant’s telephone number,
including area code)

Item 2.    Acquisition or Disposition of Assets.

On October 4, 2002, a wholly owned subsidiary of Symmetricom, Inc., a Delaware corporation (“Symmetricom”), merged (the “Merger”) with and into TrueTime, Inc., a Delaware corporation (“TrueTime”), pursuant to an Agreement and Plan of Merger, dated as of March 27, 2002 and amended as of June 26, 2002 (the “Merger Agreement”), by and among Symmetricom, TrueTime and Sco-TRT Acquisition Inc., a Delaware corporation (“Sco-TRT”). As a result of the Merger, TrueTime became a wholly owned subsidiary of Symmetricom.

Pursuant to the Merger Agreement, each outstanding share of TrueTime common stock was converted into the right to receive 0.43697 share of Symmetricom common stock and an amount in cash equal to $0.84. No fractional shares of Symmetricom common stock will be issued and in lieu thereof former TrueTime stockholders otherwise entitled to a fractional share will receive a cash payment in the amount of the proceeds from the sale of such fractional share in the market.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, which is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

In accordance with Item 7(a)(4), the financial statements required by Item 7(a) are not included in this report. Symmetricom expects that such financial statements will be filed within the 60-day period provided by Item 7(a)(4).

(b)    Pro forma financial information.

In accordance with Item 7(a)(4), the financial statements required by Item 7(b) are not included in this report. Symmetricom expects that such financial statements will be filed within the 60-day period provided by Item 7(a)(4).

(c)    Exhibits.

2.1
Agreement and Plan of Merger, dated as of March 27, 2002, among Symmetricom, Inc., Sco-TRT Acquisition Inc. and TrueTime, Inc. (incorporated by reference to Annex A to the proxy statement/prospectus, dated September 4, 2002, that forms a part of Symmetricom, Inc.’s Registration Statement on Form S-4/A filed on August 30, 2002 (File No. 333-923992)).

2.2
First Amendment to Agreement and Plan of Merger among Symmetricom, Inc., Sco-TRT Acquisition Inc. and TrueTime, Inc. (incorporated by reference to Annex B to the proxy statement/prospectus, dated September 4, 2002, that forms a part of Symmetricom, Inc.’s Registration Statement on Form S-4/A filed on August 30, 2002 (File No. 333-923992)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Symmetricom has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 7, 2002

SYMMETRICOM, INC.

By:	/s/ THOMAS W. STEIPP
Thomas W. Steipp President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of March 27, 2002, among Symmetricom, Inc., Sco-TRT Acquisition Inc. and TrueTime, Inc. (incorporated by reference to Annex A to the proxy statement/prospectus, dated September 4, 2002, that forms a part of Symmetricom, Inc.’s Registration Statement on Form S-4/A filed on August 30, 2002 (File No. 333-923992)).

2.2
First Amendment to Agreement and Plan of Merger among Symmetricom, Inc., Sco-TRT Acquisition Inc. and TrueTime, Inc. (incorporated by reference to Annex B to the proxy statement/prospectus, dated September 4, 2002, that forms a part of Symmetricom, Inc.’s Registration Statement on Form S-4/A filed on August 30, 2002 (File No. 333-923992)).